UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          May 2, 2006 (April 27, 2006)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


              MISSOURI                 0-20632                   43-1175538
    (State or other jurisdiction (Commission File Number)     (I.R.S. Employer
         of incorporation)                                   Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI   63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under  the Exchange  Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                            Page
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ITEM 8.01  OTHER EVENTS....................................................   1

SIGNATURE..................................................................   2




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ITEM 8.01  OTHER EVENTS.

         On April 27, 2006, First Banks, Inc. ("First Banks" or the "Company") entered into a Placement Agreement with FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. regarding the issuance of variable rate trust preferred securities by First Bank Statutory Trust V, a newly formed Delaware statutory trust affiliate of the Company ("FBST V"). Subject to the terms of the Placement Agreement, on April 28, 2006, FBST V issued 20,000 shares of variable rate trust preferred securities at $1,000 per share in a private placement, and issued 619 shares of common securities to First Banks at $1,000 per share. First Banks owns all of the common securities of FBST V. The gross proceeds of the offering were used by FBST V to purchase $20.6 million of variable rate subordinated debentures from First Banks, maturing on June 15, 2036. The maturity date of the subordinated debentures may be shortened, at the option of First Banks, to a date not earlier than June 15, 2011, if certain conditions are met. The subordinated debentures are the sole asset of FBST V. In connection with the issuance of the FBST V preferred securities, First Banks made certain guarantees and commitments that, in the aggregate, constitute a full and unconditional guarantee by First Banks of the obligations of FBST V under the FBST V preferred securities. Proceeds from the issuance of the subordinated debentures to FBST V were $20.6 million. The distribution rate on the FBST V preferred securities is equivalent to the three-month London Interbank Offering Rate plus 145 basis points, and is payable quarterly in arrears beginning June 15, 2006.

         First Banks intends to use the proceeds from the issuance of the subordinated debentures to FBST V to support future acquisitions as well as for general corporate purposes.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRST BANKS, INC.



Date:  May 2, 2006                             By: /s/ Steven F. Schepman
                                                   -----------------------------
                                                       Steven F. Schepman
                                                       Senior Vice President and
                                                       Chief Financial Officer